Exhibit 99.1

Ouster and Velodyne Announce Proposed Merger of Equals to Accelerate Lidar Adoption

Merger expected to strengthen financial position

$355 million in combined Q3 cash

Annualized cost savings expected to reach at least $75 million

SAN FRANCISCO, CA – November 7, 2022 6:00 AM ET – Ouster (NYSE: OUST), a leading provider of high-resolution digital lidar, and Velodyne (NASDAQ: VLDR, VLDRW), a leading global player in lidar sensors and solutions, announced that they have entered into a definitive agreement to merge in an all-stock transaction. The proposed merger is expected to drive significant value creation and result in a strong financial position through robust product offerings, increased operational efficiencies, and a complementary customer base in fast-growing end-markets.

Ouster and Velodyne will host a joint webcast on November 7, 2022 at 8:30 AM ET to discuss the planned merger.

Key Strengths of the Combined Company:

•	Operational synergies across engineering, manufacturing, and general administration support an optimized cost-structure

•	Robust product offerings, including verticalized software, to serve a broad set of customers

•	Complementary customer base, partners, and distribution channels, coupled with reduced product costs and an innovative roadmap, to accelerate lidar adoption across fast-growing end markets

•	Extensive intellectual property portfolio with 173 granted and 504 pending patents, backed by over 20 years of combined experience in lidar technology innovation

•	World-class leadership team to be led by Dr. Ted Tewksbury as Executive Chairman of the Board and Angus Pacala as Chief Executive Officer

•	Strong financial position with combined cash balance[1] of approximately $355 million as of September 30, 2022

•	Compared to stand-alone cost structures as of September 30, 2022, annualized operating expenditure synergies of at least $75 million expected to be realized within 9 months after transaction-close

“Ouster’s cutting-edge digital lidar technology, evidenced by strong unit economics and the performance gains of our new products, complemented by Velodyne’s decades of innovation, high-performance hardware and software solutions, and established global customer footprint, positions the combined company to accelerate the adoption of lidar technology across fast-growing markets with a diverse set of customer needs,” said Ouster CEO Angus Pacala. “Together, we will aim to deliver the performance customers demand while achieving price points low enough to promote mass adoption.”

“Lidar is a valuable enabling technology for autonomy, with the ability to dramatically improve the efficiency, productivity, safety, and sustainability of a world in motion. We aim to create a vibrant and healthy lidar industry by offering both affordable, high-performance sensors to drive mass adoption across a wide variety of customer applications, and by creating scale to drive profitable and sustainable revenue growth,” said Velodyne CEO Dr. Ted Tewksbury. “The combination of Ouster and Velodyne is expected to unlock enormous synergies, creating a company with the scale and resources to deliver stronger solutions for customers and society, while accelerating time to profitability and enhancing value for shareholders.”

[1]	Cash balance includes, cash, cash equivalents, restricted cash and short-term investments.

The combined company will offer a robust suite of products to continue to serve a diverse set of end-markets and customers while executing on an innovative product roadmap to meet the future needs of the market. A unified engineering team, compelling product roadmap, and focused customer success team will aim to provide best-in-class support to customers to deliver affordable and more performant sensors. Further, management plans to streamline operating expenditures to build an overall cost structure that is in line with the projected revenue growth of the combined company. Ouster and Velodyne had a combined cash balance of approximately $355 million as of September 30, 2022, and aim to realize annualized cost savings of at least $75 million within 9 months after closing the proposed merger. With an expanded global commercial footprint and distribution network, the combined company expects to deliver increased volumes, reduce product costs, and drive sustainable growth.

Leadership and Governance

The combined company will be led by Angus Pacala, who will serve as Chief Executive Officer, and Dr. Ted Tewksbury, who will serve as Executive Chairman of the Board. The Board will be comprised of eight members, with each company appointing an equal number of members. The full Board and executive team will be announced at a later date.

Transaction Details

The merger agreement was signed on November 4, 2022. Under the terms of the agreement, each Velodyne share will be exchanged for 0.8204 shares of Ouster at closing. The transaction will result in existing Velodyne and Ouster shareholders each owning approximately 50% of the combined company, based on current shares outstanding.

The merger transactions are subject to customary closing conditions including shareholder approval by both companies. Both companies will continue to operate their businesses independently until the close of the merger transactions. The merger transactions are expected to be completed in the first half of 2023.

Barclays is serving as financial advisor and Latham & Watkins LLP is serving as legal advisor to Ouster. BofA Securities, Inc. is serving as financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to Velodyne.

Ouster and Velodyne will each file the full text of the merger agreement with the Securities and Exchange Commission with a Form 8-K within four business days of the date of this release. Investors and security holders of each company are advised to review these filings for the full terms of the proposed combination, as well as any future filings made by the companies, including the Form S-4 Registration Statement to be filed by Ouster and related Joint Proxy Statement/Prospectus included therein. See below under “Additional Information and Where to Find It”.

Joint Webcast Information

Ouster and Velodyne will host a joint webcast on November 7, 2022 at 8:30 AM ET to discuss the proposed merger.

Investors and analysts can register for the webcast by visiting the following website: https://event.on24.com/wcc/r/4007460/9C27A5975C89846F7B386331F4D80C90. The webcast will be available as a replay for one year on Ouster’s investor website at https://investors.ouster.com and on Velodyne’s investor website at https://investors.velodynelidar.com.

About Ouster

Ouster (NYSE: OUST) is building a safer and more sustainable future through its high-resolution digital lidar sensors for the automotive, industrial, smart infrastructure, and robotics industries. Ouster’s sensors offer an excellent combination of price and performance with the flexibility to span hundreds of use-cases and enable revolutionary autonomy across industries. With a global team and high-volume manufacturing, Ouster supports approximately 700 customers in over 50 countries. Ouster is headquartered in San Francisco, CA with offices in the Americas, Europe, Asia-Pacific, and the Middle East. For more information, visit www.ouster.com, or connect with us on Twitter or LinkedIn.

About Velodyne

Velodyne ushered in a new era of autonomous technology with the invention of real-time surround view lidar sensors. Velodyne, a global leader in lidar, is known for its broad portfolio of breakthrough lidar technologies. Velodyne’s revolutionary sensor and software solutions provide flexibility, quality and performance to meet the needs of a wide range of industries, including autonomous vehicles, advanced driver assistance systems (ADAS), industrial, intelligent infrastructure and robotics. Through continuous innovation, Velodyne strives to transform lives and communities by advancing safer mobility for all.

Velodyne’s principal executive offices are located at 5521 Hellyer Avenue, San Jose, CA 95138 and its telephone number is 669-275-2251. Velodyne’s website address is www.velodynelidar.com. Velodyne does not incorporate the information on, or accessible through, its website into this press release, and investors and securityholders should not consider any information on, or accessible through, Velodyne’s website as part of this press release.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities law. Such statements are based upon current plans, estimates and expectations of the management of Ouster and Velodyne that are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed merger; the ability of the parties to complete the proposed merger considering the various closing conditions; the expected benefits of the proposed merger, including estimations of anticipated cost savings; the competitive ability and position of the combined company; and any assumptions underlying any of the foregoing, are forward-looking statements. Important factors that could cause actual results to differ materially from Ouster’s and Velodyne’s plans, estimates or expectations could include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect Ouster’s and Velodyne’s businesses and the price of their respective securities; (ii) uncertainties as to the timing of the consummation of the proposed merger and the potential failure to satisfy the conditions to the consummation of the proposed merger, including obtaining stockholder and regulatory approvals; (iii) the proposed merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement, pendency or completion of the proposed merger on the ability of Ouster or Velodyne to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Ouster or Velodyne does business, or on Ouster’s or Velodyne’s operating results and business generally; (v) Ouster’s or Velodyne’s respective businesses may suffer as a result of uncertainty surrounding the proposed merger and disruption of management’s attention due to the proposed merger; (vi) the outcome of any legal proceedings related to the proposed merger or otherwise, or the impact of the proposed merger thereupon; (vii) Ouster or Velodyne may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the proposed merger; (ix) restrictions during the pendency of the proposed merger that may impact Ouster’s or Velodyne’s ability to pursue certain business opportunities or strategic transactions; (x) the risk that Ouster or Velodyne may be unable to obtain governmental and regulatory approvals required for the proposed merger, or that required governmental and regulatory approvals may delay the consummation of the proposed merger or result in the imposition of conditions that could reduce the anticipated benefits from the proposed merger or cause the parties to abandon the proposed merger; (xi) risks that the anticipated benefits of the proposed merger or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (xii) the impact of legislative, regulatory, economic, competitive and technological changes; (xiii) risks relating to the value of the Ouster shares to be issued in the proposed merger; (xiv) the risk that integration of the proposed merger post-closing may not occur as anticipated or the combined company may not be able to achieve the growth prospects and synergies expected from the proposed merger, as well as the risk of potential delays, challenges and expenses associated with integrating the combined company’s existing businesses; (xv) exposure to inflation, currency rate and interest rate fluctuations and risks associated with doing business locally and internationally, as well as fluctuations in the market price of Ouster’s and Velodyne’s traded securities; (xvi) the impact of the COVID-19 pandemic on Ouster’s and Velodyne’s business and general economic conditions; (xvii) the market for and adoption of lidar and related technology and the combined company’s ability to compete in a market that is rapidly evolving and subject to technological developments; (xviii) the impact of cost increases and supply chain shortages in the components needed for the production of lidar products and related technology; and (xix) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Ouster’s and Velodyne’s response to any of the aforementioned factors. Additional factors that may affect the future results of Ouster and Velodyne are set forth in their respective filings with the United States Securities and Exchange Commission (the “SEC”), including each of Ouster’s and Velodyne’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Ouster’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 in Part I, Item 1A, “Risk Factors,” as updated by Ouster’s most recent Quarterly Report on Form 10-Q in Part II, Item 1A, “Risk Factors” and Velodyne’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, in Part I, Item 1A, “Risk Factors.” The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning Ouster and Velodyne and their respective businesses, including factors that potentially could materially affect their respective businesses, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Any such forward-looking statements represent management’s reasonable estimates and beliefs as of the date of this press release. While Ouster and Velodyne may elect to update such forward-looking statements at some point in the future, they disclaim any obligation to do so, other than as may be required by law, even if subsequent events cause their views to change.

Additional Information

In connection with the proposed merger, Ouster and Velodyne plan to file with the SEC and mail or otherwise provide to their respective stockholders a joint proxy statement/prospectus regarding the proposed merger (as amended or supplemented from time to time, the “Joint Proxy Statement/Prospectus”). INVESTORS AND OUSTER’S AND VELODYNE’S RESPECTIVE STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF OUSTER AND VELODYNE WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and stockholders will be able to obtain a free copy of the Joint Proxy Statement/Prospectus and other documents containing important information about Ouster and Velodyne, once such documents are filed with the SEC, from the SEC’s website at www.sec.gov. Ouster and Velodyne make available free of charge at www.ouster.com and www.velodynelidar.com, respectively (in the “Investors” section), copies of materials they file with, or furnish to, the SEC.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

Ouster, Velodyne and their respective directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of Ouster and Velodyne in connection with the proposed merger. Securityholders may obtain information regarding the names, affiliations and interests of Ouster’s directors and executive officers in Ouster’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 28, 2022, and its definitive proxy statement for the 2022 annual meeting of stockholders, which was filed with the SEC on April 27, 2022. Securityholders may obtain information regarding the names, affiliations and interests of Velodyne’s directors and executive officers in Velodyne’s definitive proxy statement for the 2022 annual meeting of stockholders, which was filed with the SEC on April 29, 2022. Additional information regarding the interests of such individuals in the proposed merger will be included in the Joint Proxy Statement/Prospectus relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Ouster’s investor website at https://investors.ouster.com/ and Velodyne’s investor website at https://investors.velodynelidar.com/.

Contacts

Ouster:

For Investors

Sarah Ewing

investors@ouster.io

For Media

Heather Shapiro

press@ouster.io

Velodyne:

For Investors

Darrow Associates

InvestorRelations@velodyne.com

For Media

Jane Maynard

PR@velodyne.com